UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                  ________

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 OR 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              May 2, 2013
_________________________________________________________________________

                             UNISYS CORPORATION
_________________________________________________________________________
          (Exact Name of Registrant as Specified in its Charter)


Delaware                         1-8729                      38-0387840
_________________________________________________________________________
(State or Other           (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)


                               801 Lakeview Dr.
                                  Suite 100
                      Blue Bell, Pennsylvania  19422
_________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a) The Company's 2013 annual meeting of stockholders (the "Annual Meeting") was held on May 2, 2013.

(b) The following matters were voted upon at the Annual Meeting and received the following votes:

   (1) Election of Directors as follows:

Name            Votes For       Votes        Abstentions     Broker Non-
                                Against                        Votes
-------------------------------------------------------------------------

J. Edward
Coleman         33,297,568      748,780         136,602       5,367,119

Alison Davis    33,705,380      331,372         146,198       5,367,119

Nathaniel A.
Davis           33,671,846      368,979         142,125       5,367,119

Henry C.
Duques          28,645,515    5,394,381         143,054       5,367,119

Matthew J.
Espe            33,636,643      402,648         143,659       5,367,119

Denise K.
Fletcher        28,856,635    5,178,506         147,809       5,367,119

Leslie F.
Kenne           33,657,451      377,718         147,781       5,367,119

Lee D. Roberts  33,475,530      565,791         141,629       5,367,119

Paul E. Weaver  33,421,257      616,091         145,602       5,367,119


   (2) A proposal to ratify the selection of KPMG LLP as the company's independent registered public accounting firm for 2013 - 38,985,942 votes for; 403,111 votes against; 161,016 abstentions.

   (3) An advisory vote on executive compensation - 33,029,950 votes for; 946,496 votes against; 206,504 abstentions; 5,367,119 broker non-votes.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNISYS CORPORATION


Date: May 3, 2013                          By: /s/ Nancy Straus Sundheim
                                                    ---------------------
                                                   Nancy Straus Sundheim
                                                   Senior Vice President,
                                                   General Counsel and
                                                   Secretary